ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2015
Discontinued Operations and Disposal Groups [Abstract]
ASSETS HELD FOR SALE

10.	ASSETS HELD FOR SALE

On January 13, 2015, the Group entered into an agreement with Beijing Tianyi Culture Development Co., Ltd., a third party, to sell 81% equity interest in AM Jinsheng at the consideration of $1,227, which operated the Group’s TV-attached digital frames. This disposal did not represent a strategic shift or have a major effect on the Group’s results of operations, accordingly the disposal of such equity interest was not presented as discontinued operations. In late September 2015, the Group disposed its remaining 19% interest in AM Jinsheng to Beijing Tianyi Culture Development Co. Ltd. (“Tianyi Culture”), the controlling shareholder of AM Jinsheng, at the nominal consideration of RMB1.  No gain or loss was recognized since the long-term investment in AM Jinsheng was fully impaired before the disposal due to continuous losses.